EXHIBIT 99.1
                                                                    ------------


                             JOINT FILER INFORMATION


NAME AND ADDRESS OF REPORTING PERSON:

                  Nomura Phase4 Ventures LTD
                  Nomura House
                  1 St Martins-le-Grand
                  London, EC1A 4NP
                  United Kingdom

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                  ARYx Therapeutics, Inc. [ARYX] (the "Issuer")

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:

                  11/06/07 (the date the Issuer's form 8-A became effective)


Explanation of Responses:
-------------------------

                  This Form 3 is filed by Nomura Phase4 Ventures LTD ("NVL") on behalf of Nomura Phase4 Ventures L.P. ("NPL") (each a "Reporting Person"). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of the Issuer.


                         Amount of Securities                       Nature of
                          Beneficially Owned     Ownership Form:     Indirect
                          Following Reported      Direct (D) or     Beneficial
Reporting Person             Transaction(s)        Indirect (I)     Ownership
----------------             -------------         ------------     ---------

Nomura Phase4 Ventures LP      2,447,731                 D
Nomura Phase4 Ventures LTD     2,447,731                 I

                  NVL is the manager of NLP.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION

NAME: Nomura Phase4 Ventures L.P.

ADDRESS:
Nomura House
1 St Martins-le-Grand
London, EC1A 4NP
United Kingdom

ISSUER AND TICKER SYMBOL:  ARYx Therapeutics, Inc. [ARYX]

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  11/06/2007

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:           Member of 13G Group
                                                       reporting more than 10%
                                                       ownership.



SIGNATURE:      Nomura Phase4 Ventures L.P.


                By: /s/  Denise Pollard-Knight
                    ------------------------------

                Dated:  11/06/07
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